EXHIBIT 23(b)



                      CONSENT OF INDEPENDENT AUDITORS










We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 28, 1999, with respect to the financial statements and schedules of Keyport Life Insurance Company included in Post-Effective Amendment No. 3 to the Registration Statement (Form S-1 No. 333-
1783) and the related Prospectus of Keyport Life Insurance Company.








Boston, Massachusetts                                /s/Ernst & Young LLP
April 13, 1999